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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 19, 2001



                             ADVA International Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


      Delaware                          0-16341                16-1284228
      --------                          -------                ----------
(State of other jurisdiction        (SEC File Number)         (IRS Employer
 of incorporation)                                          Identification No.)


                   6 Woodcross Drive, Columbia, South Carolina
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                    (Address of principal executive offices)



Registrant's telephone number, including area code   803.407.3044
                                                   ----------------


               --------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 8.  Changes in Fiscal Year.
         ----------------------

         On April 19, 2001, the Board of Directors of ADVA International, Inc. (the "Company") determined to change its fiscal year from June 30 to March 31, to coincide with the fiscal year of Global Information Group USA, Inc. ("GIG"), its wholly owned operating subsidiary. It is contemplated that the Company's next report filed pursuant to Section 13 of the Securities Exchange Act of 1934 will be its annual report on Form 10-K for the fiscal year ended March 31, 2001. No transition report will be filed. On March 2, 2001, GIG and the Company completed a share exchange pursuant to which the shareholders of GIG own 94.57% of the outstanding common stock of the Company. In connection with this transaction, GIG was deemed to be the accounting acquirer.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVA INTERNATIONAL INC.




DATE:  April 23, 2001               By: /s/Anthony E. Mohr
                                        --------------------------
                                        Anthony E. Mohr, President